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                       EXCLUSIVE MANUFACTURING, MARKETING
                           AND DISTRIBUTION AGREEMENT

         THIS EXCLUSIVE MANUFACTURING, MARKETING AND DISTRIBUTION AGREEMENT (the "Agreement") is made and entered into this 25th day of May, 2007 ("Effective Date") by and between CIRTRAN BEVERAGE CORP., a Utah corporation ("CBC"), and PLAY BEVERAGES, LLC, a Delaware limited liability company ("PlayBev").

                                    RECITALS

         A. PlayBev is engaged in the business of marketing and distributing beverages, including energy drinks and flavored water beverages, and related merchandise with the Playboy and rabbit head logo (the "Products") pursuant to a license agreement ("License Agreement") from Playboy Enterprises, Inc. ("Playboy").

         B. CBC has been formed by CirTran Corporation, a Nevada corporation ("CirTran"), to arrange for the manufacture, marketing and distribution of the Products through various distribution channels, including traditional retail channels as well as catalogs, internet, live shopping and other channels.

         C. PlayBev desires to grant to CBC the exclusive rights during the term of this Agreement to manufacture, market, distribute and sell the Products through all distribution channels (herein the "Purpose") in the United States.

         D. The parties desire to set forth their agreements in writing.

         NOW THEREFORE, in consideration of the mutual covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, the parties agree as follows:

1.       Manufacturing.

         (a) Subject to all of the terms and conditions of the License Agreement, CBC shall be the exclusive master manufacturer for all Products for PlayBev to be sold in the Territory, as defined below. If and to the extent that CBC does not perform the actual manufacturing itself, CBC will select and contract with vendors and subcontractors (a "Vendor") to manufacture the Products as described below and will provide overall quality control, logistics, management and administrative duties with respect to manufacturing as needed. PlayBev will not cause or permit any Product not manufactured by or under the supervision of CBC to be imported, sold or distributed in the Territory.

         (b) The initial Products consist of an energy drink (tentatively called "Playboy Pure Energy Drink") and flavored or unflavored water beverage (tentatively called "Playboy Water" or "Playboy H2O") (the "Initial Products"). The parties have determined that Vendors will be required for the following functions relating to the Initial Products: (i) identification of key regional bottlers, (ii) finalization of Product formulation and production of sample / prototype Initial Products, (iii) production of prototype Initial Product packaging and bottling and conversion to production line packaging and bottling,
(iv) supply chain management, and (v) subcontractor to identify and coordinate


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with Vendors under clauses (i) through (iv). PlayBev and, to the extent provided in the License Agreement, Playboy, shall have the right to approve all of such Vendors, which approval will not be unreasonably withheld or delayed. PlayBev may suggest entities or groups to serve as Vendor in any such capacity, and CBC will consider such suggestions in good faith. CBC will contract directly with the Vendors and on such pricing and payment terms as shall be negotiated directly between CBC and the Vendors. If and when CBC determines in its reasonable judgment that additional or different Vendors are required or desirable, it shall engage such additional Vendors, subject in each case to PlayBev's approval, which approval will not be unreasonably withheld or delayed. CBC may engage its affiliates as Vendors, subject to the approval conditions described herein.

         (c) As additional Products are developed, the parties shall similarly identify the Vendors which are required and CBC will engage the Vendors subject to PlayBev's approval.

         (d) CBC shall engage directly with all distributors (other than CBC/ASM) and customers as the vendor of record and negotiate all payment terms directly. As vendor of record, all payments for the Product will be made directly to CBC. All pricing terms shall be approved by PlayBev in advance in writing, which approval shall not be unreasonably withheld or delayed.

         (e) PlayBev will use its best efforts to have CBC and, to the extent required, its Vendors approved as manufacturers under the Playboy license. If a Vendor is required to be approved but Playboy does not approve the Vendor, CBC will engage an alternative Vendor, subject to PlayBev's approval as set forth above. If CBC is not approved by Playboy, then notwithstanding Sections 1 (a) through (d) above, (i) the Vendors will contract directly with PlayBev, rather than CBC, and CBC shall assign to PlayBev any then-existing contracts with the Vendors, (ii) the roles of CBC and PlayBev in selecting and approving Vendors described in Sections 1(b) and (c) shall be reversed, (iii) CBC shall remain as the vendor of record to customers and distributors, and (iv) CBC shall supervise the manufacturers and other Vendors approved by Playboy.

         (f) CBC will be compensated for its services pursuant to this Section 1 as described in Section 3.

2.       Distribution, Sales and Marketing.

         (a) Subject to the terms and conditions of the License Agreement, CBC shall be the exclusive master distributor for PlayBev for all Products to be sold in the Territory, as defined below. CBC shall engage American Sales and Merchandising, LLC, a Maine limited liability company ("ASM"), as a subcontractor to provide distribution and marketing plans in the Territory and other services for distributing the Products, including, but not limited to, all sales and marketing for all wholesale and retail sales, packaging, distribution in the Territory, on-premise and off-premise distribution, product designs, and merchandise displays. CBC will enter into a mutually agreed upon agreement directly with ASM (the "ASM Agreement") upon execution of this Agreement with respect to ASM's duties and responsibilities; provided that CBC and ASM are able to negotiate terms of the ASM Agreement consistent with Section 3(c).


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         (b) During the term of this Agreement, PlayBev covenants and agrees that neither it nor any other person deriving their rights from PlayBev (other than CBC) shall manufacture, market, advertise, sell or distribute the Products or any improvements or derivations thereof or any other product based on the license from Playboy for any purpose that is competitive with the Purpose for which CBC is contracting with PlayBev under this Agreement ("Restricted Products") which are sold or distributed in the Territory.

         (c) Within 30 days after the date of this Agreement, PlayBev will provide CBC with a three month forecast of marketing expenditures for the Products in the Territory. CBC will thereafter establish a budget, approved by PlayBev, for the period covered by the forecast for CBC to provide all sales, marketing and administrative support regarding the sales, marketing and distribution activities. Such activities shall include, but not be limited to, the creative development and maintenance of the website associated with the Playboy Energy drink Product, printed material to be used in marketing and sales to retailers, wholesalers, restaurants, bars and sponsored events and product design (the "Programs"). Once the budget is approved by CBC and PlayBev, CBC will fund the Programs to the extent of the budget based on the accomplishment of predetermined milestones agreed to by CBC and PlayBev pursuant to a bridge loan on terms mutually acceptable to CBC and PlayBev (the "Bridge Loan"). The parties are not obligated to proceed with the Bridge Loan unless the parties are able to agree upon the budget and the terms of the Bridge Loan. Within 30 days prior to expiration of the period covered by the initial forecast, PlayBev will prepare a forecast for the following three month period, which forecast shall indicate to which the Programs can be funded from operations. The parties shall negotiate the terms of a potential budget and Bridge Loan for such subsequent period. This process shall continue for each subsequent three month period. Notwithstanding anything herein to the contrary, in the event that the Bridge Loan is paid in full pursuant to Section 6, CBC shall have no further obligation to fund the Programs or make further advances under the Bridge Loan.

         (d) Within 90 days after the date of this Agreement, PlayBev will provide CBC with a 90 day forecast of sales of the Products in the Territory. Thereafter, every month PlayBev will provide CBC with a forecast of sales for the last 60 days of the period covered by the period forecast and an additional 30 days. The parties will discuss in good faith any disagreements that CBC has with the forecast. CBC will rely on the forecast to schedule manufacturing and distribution resources.

         (e) PlayBev may engage CBC as its media placement agency to place all advertising in print, web, television, radio and other promotional outlets on terms to be agreed to by the parties pursuant to a media placement agreement agreed to by CBC and PlayBev (the "Media Placement Agreement").

3. Compensation; Calculation and Payment of Royalties. PlayBev shall compensate CBC as follows:

         (a) For its services rendered pursuant to Section 1(a) of this Agreement, CBC shall receive from PlayBev an amount equal to 20% of the cost of goods sold ("COGS"). "COGS" includes all actual and verifiable third party costs, including the actual cost of Product payable to the manufacturer and other costs that generally accepted accounting principles, consistently applied,


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require CBC to classify as costs of goods sold as well as, without duplication, the charges of all Vendors.

         (b) If CBC is providing services to PlayBev pursuant to Section 1(e) rather than Section 1(a), then CBC shall receive from PlayBev and amount equal to 20% of COGS for its supervision under Section 1(e). "COGS" includes all third party costs, including the actual cost of Product payable to the manufacturer and other costs that generally accepted accounting principles, consistently applied, require PlayBev to classify as costs of goods sold as well as, without duplication, the charges of all Vendors.

         (c) For its services rendered pursuant to Section 2(a) of this Agreement, CBC shall receive from PlayBev 6% of the gross sales ("Gross Sales") of all Products in the Territory. CBC, in its agreement with ASM, will pay 2/3 of such 6% or 4% of Gross Sales to ASM in accordance with the terms of the ASM Agreement. "Gross Sales" includes gross sales of the Products but does not include separately stated charges for shipping, handling, insurance or taxes and are net of any returns, markdowns, charge backs, credit card discounts, rebates, refunds and similar charges. [Gross Sales shall be calculated on a cash basis so that payment is due only when payment is received for the Products.] Notwithstanding the above, if CBC is unable to obtain ASM agreement to the ASM Agreement on the terms outlined above, CBC will so notify PlayBev and PlayBev will, at its option, either cause ASM to agree to the terms outlined above or PlayBev will agree to modify this Section 3(c) to conform to the terms agreed to by ASM (i.e. to pay CBC 150% of the amount CBC is required to pay to ASM).

         (d) For its services rendered pursuant to Section 2(c), PlayBev shall reimburse CBC for the cost of the Programs funded under the Bridge Loan, plus 5% of such Programs cost, pursuant to the terms of the Bridge Loan.

         (e) For its services rendered pursuant to Section 2(e), PlayBev shall reimburse CBC for media placement and other services provided by CBC under
Section 2(e), plus 5% of the media placement costs, pursuant to the terms of the Media Placement Agreement.

         (f) From the Gross Sales of Product collected by CBC, CBC will pay on PlayBev's behalf the royalty payable to Playboy under the Playboy license which is calculated on the basis of a percentage of gross sales. PlayBev shall remain solely responsible for payment of (i) any minimum or other royalties or payments due under the Playboy license which are not calculated as a percentage of sales, and (ii) any percentage royalties due on sales outside of the Territory, and
(iii) percentage royalties due on sales within the Territory if collected Gross Sales are insufficient to pay the same.

         (g) For purposes of determining the payments due under this Section 3, CBC will give PlayBev a quarterly report of Gross Sales and COGS. The quarterly reports ("Monthly Reports") will be given by 45th day of each calendar quarter reporting Gross Sales and COGS for the prior completed calendar quarter, as well as royalties and compensation paid during such completed quarter. From Gross Sales collected by CBC, CBC will pay on a monthly basis the Vendors, the Playboy royalty described in Section 3(f) and will pay itself compensation due under Sections 3(a) through (e). Any remaining amount of Gross Sales after such payments shall be remitted to PlayBev within five business days after the date of the Quarterly Report.


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4.       Territory. As used herein, the "Territory" consists of the United
States of America including its territories, possessions and protectorates.

5. Sales Below Break-even. Notwithstanding anything herein to the contrary, in the event that the volume-weighted average price at which CBC is able to sell the Products hereunder is less than 150% of COGS, CBC's obligation to perform services hereunder or to provide funding under the Bridge Loan or Media Placement Agreement shall be suspended until PlayBev makes other arrangements acceptable to CBC for the payment of costs and compensation or until CBC is able to obtain an average price for the Products above 150% of COGS.

6. Pre-Payment on Sale of International Territories. In the event that PlayBev (i) licenses a third party to manufacture or distribute the Products outside of the Territory, (ii) otherwise sublicenses PlayBev's rights under the Playboy license for areas outside of the Territory, or (iii) sells or assigns PlayBev's interest in the Playboy license, subject to this Agreement, whether or not as part of a sale of all or substantially all of PlayBev's assets, then PlayBev agrees that all proceeds from such transaction shall be applied as follows: FIRST to the payment of any past due amounts owed to CBC pursuant to this Agreement, the Bridge Loan or the Media Placement Agreement, SECOND to the prepayment of amounts owing to CBC under the Bridge Loan, and THIRD any remaining balance as PlayBev may determine in its sole discretion.

7.       Term and Termination.

         (a) The initial term of this Agreement shall commence as of the date first written above and shall terminate on December 31, 2010 (the "Initial Term"). This Agreement shall automatically renew for up to two renewal terms of three years each unless PlayBev notifies CBC or CBC notifies PlayBev in writing of its intent not to renew at least three, but not more than 12, months prior to the termination of the initial term or the then-current renewal term.

         (b) At least three months prior to the end of the Initial Term, PlayBev may notify CBC that it intends to renegotiate, price or source alternative manufacturing, distribution or other services as provided in Sections 1 and 2 from a person other than CBC. In such event, PlayBev and CBC agree that any new proposals from third parties will be based on experience, resources, pricing, credit, term and capabilities. CBC shall have a right of first refusal to match any bona fide bid accepted by PlayBev, in which case this Agreement shall be renewed on such third party terms. In the event PlayBev does not renew this Agreement with CBC after the Initial Term such that CBC is no longer the exclusive manufacturer and distributor of the Products in the Territory, as a condition to entering an agreement with a third party and as part of the terms thereof, CBC shall receive payment in full for all monies owed it by PlayBev, including but not limited to receivables, reimbursement for Products purchased, direct sales, general and administrative expenses, plus a withdrawal fee equal to 15% of such amounts.

         (c) Either CBC or PlayBev may terminate this Agreement on 60 days prior written notice to the other party based on a material breach of this Agreement by the non-terminating party, unless such breach is cured within such 60-day period or, in the event of a non-monetary breach which cannot reasonably be cured within 60 days, that the breaching party commences within such 60-day period steps calculated to cure the breach as soon as practicable and the cure is completed within 90 days.


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8.       Non-Competition. During the term of this Agreement, both parties agree that they will not sell or distribute in the Territory the Product or any products that are confusingly or substantially similar or directly competitive to the Product other than as set forth in this Agreement.

9.       Representations and Warranties.

         (a) CBC warrants to PlayBev and PlayBev warrants to CBC that (i) it is an entity duly organized, valid, existing and in good standing under the laws of the state, province or country of its incorporation or establishment and has the corporate or equivalent power to own its assets and properties and to carry on its business as now being conducted; (ii) its obligations hereunder shall be performed in full compliance with the all applicable determinations of any governmental authority and all applicable federal, state or local laws, statutes, ordinances, rules, regulations and orders ("Applicable Laws"); (iii) it will cooperate with the other, as necessary, to remain in full compliance with the Applicable Laws; (iv) the execution, delivery and performance of this Agreement have been duly authorized, do not violate its certificate of incorporation, by-laws or similar governing instruments or Applicable Law and do not, and with the passage of time will not, materially conflict with or constitute a breach under any other agreement, judgment or instrument to which it is a party or by which it is bound; and (v) this Agreement is the legal, valid and binding obligation of such party, enforceable in accordance with its terms.

         (b) PlayBev represents and warrants that the Playboy License Agreement is in full force and effect as of the date hereof and that such License Agreement has not been amended from the form provided to CBC.

         (c) ASM will be responsible to obtain, as a cost of goods sold, all licenses, permits and governmental approvals for the sale of the Products in the Territory. The parties shall cooperate fully with ASM in seeking such licenses, permits and approval sand shall execute such documents in support thereof as ASM shall reasonably request. Each of the parties represents and warrants to the other that it will notify ASM and the other party of any license, permit or approval requirement which ASM has not obtained.

10.      Covenants Regarding Playboy License Agreement.

         (a) PlayBev covenants and agrees that it shall maintain the Playboy License Agreement in full force and effect during the term of this Agreement, other than the removal of rights for areas outside of the Territory. PlayBev shall not take any action or allow any inaction which constitutes an event of default under the Playboy License Agreement. In the event that PlayBev receives a notice of default under the Playboy License Agreement it shall copy CBC with such notice within three business days after receipt and shall keep CBC fully informed of PlayBev's efforts to dispute or cure the alleged default. If the notice of default relates to a monetary default, CBC shall have the right, but no the obligation, to cure the default on PlayBev's behalf and PlayBev shall repay the amounts so paid by CBC on terms to be mutually agreed upon.


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         (b) PlayBev agrees that it will not amend the Playboy License
Agreement, or waive or release any rights thereunder, during the term of this Agreement except with CBC's express written consent, unless such amendment, waiver or release does not affect any rights or obligations in the Territory.

         (c) CBC shall not knowingly take any action that constitute a material event of default under the Playboy License Agreement. Breach of this Section 10(c) will constitute a material breach of this Agreement.

11.      License of Product Intellectual Property.

         (a) Subject to the terms and conditions of this Agreement and the License Agreement, PlayBev hereby grants to CBC during the term of this Agreement an exclusive license solely for the purpose of fulfilling CBC's duties hereunder (i) to use the intellectual property licensed from Playboy to manufacture, sell and distribute the Products in the Territory (the "Purpose");
(ii) to use the trademarks licensed from Playboy for the Purpose; and (iii) to use the recipes, formulas, manufacturing specifications and know-how related to the Product for the Purpose. The intellectual property described in clauses (i),
(ii) and (iii) of the preceding sentence is referred to as the "Product Intellectual Property".

         (b) PlayBev represents, warrants and covenants that it has all necessary power and authority to grant to CBC the rights to the Product Intellectual Property in this Agreement, and neither the granting of the rights nor the exercise of them by CBC will infringe or violate the intellectual property or other proprietary or intangible rights of any other person or entity. PlayBev has not been and is not, as of the date of this Agreement, a party to any litigation enforcing or defending PlayBev's rights in, to or with respect to the Products or the Product Intellectual Property, and PlayBev is not aware of any such claims made or threatened involving the validity of PlayBev's rights in, to or with respect to the Products or Product Intellectual Property.

         (c) PlayBev shall provide to CBC, and CBC shall have the right to use during the term of this Agreement for the Purpose, such modifications, improvements, new versions, redesigns or adaptations of the Products (collectively "Improvements") as may be developed or controlled by PlayBev. CBC shall also have the right to make such minor modifications and improvements necessary to correct any defects in Product design or in response to customer input. All such Improvements and minor modifications shall be the sole property of PlayBev, both during and after the term of this Agreement, except as provided in the Playboy License.

12.      Infringement and Indemnification.

         (a) If PlayBev or CBC becomes aware of any infringement or alleged infringement of the Product Intellectual Property, that party shall immediately notify the other in writing of the name and address of the alleged infringer, the alleged acts of infringement, and any available evidence of infringement. PlayBev shall take such action with respect to the alleged infringement as PlayBev determines is reasonable, including commencement of legal action against the alleged infringer. If PlayBev determines that it is not reasonable to pursue the infringement, it shall so notify CBC, in which event, other than as provided


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in the Playboy License, CBC shall have the right to pursue claims against the alleged infringer. In the event CBC elects to pursue the alleged infringer, any and all expenses incurred in connection with such legal proceedings shall be borne solely by CBC, who shall retain for itself any and all monies or other benefits derived from such legal proceedings.

         (b) CBC will defend, indemnify and hold harmless PlayBev and its employees, directors, officers and agents against any third party allegations, demands, suits, investigations, causes of action, proceedings or other claims ("Third Party Claims") and from all damages, liabilities, judgments, costs and expenses (including attorneys' fees and costs) and other such losses ("Losses") which are based on, and send arise in connection with such Third Party Claims to the extent based on, any of the following: (i) any failure of CBC to comply with any Applicable Law; or (ii) any other breach of CBC's obligations under this Agreement, including, without limitation, any representations or warranties of CBC.

         (c) PlayBev will defend, indemnify and hold harmless CBC and its employees, directors, officers and agents against any Third Party Claims (as defined above) and any Losses (as defined above) which are based on and arise in connection with such Third Party Claims and to the extent based on, any of the following: (i) any negligent act or omission by PlayBev relating to PlayBev's design and specifications for the Product or marketing and promotion of the Product; (ii) any failure of PlayBev to comply with any Applicable Law; (iii) any other breach of PlayBev's obligations under this Agreement, including any representations or warranties of PlayBev; (iv) the Product infringing upon any intellectual property rights of a third party, including, without limitation, patent, copyright, trade secret, trademark, etc.; or (v) allegation of illness, personal injury or death caused by the Product or any other product liability claim related to the Product which results from the design or specifications provided by PlayBev.

         (d) The Party entitled to indemnification under this Section 12 (the "Indemnified Party") will provide the Party obligated to provide indemnification under this Section 12 (the "Indemnifying Party") with prompt notice of any Third Party Claim for which its seeks indemnification, provided that the failure to do so will not excuse the Indemnifying Party of its obligations under this Section 12 except to the extent prejudiced by such failure or delay. The Indemnifying Party will defend any such Third Party Claim and have the sole right to control the defense and settlement of the Third Party Claim, provided that the Indemnified Party may not, without the Indemnified Party's consent, enter into any settlement, which admits guilt, liability or culpability on the part of the Indemnified Party. The Indemnified Party will provide reasonable cooperation to the Indemnifying Party in defending any Third Party Claim.

13.      Miscellaneous.

         (a) Assignment. This Agreement shall be binding upon the parties and their respective successors and assigns. Neither party may assign this Agreement in whole or in part without the other party's prior written consent, which consent shall not be unreasonably withheld or delayed. CBC may delegate performance of its obligations hereunder to one or more affiliates.

         (b) Acknowledgement of Ownership. The parties acknowledge that CBC is a majority member in After Bev, LLC, and that After Bev, LLC is a member in PlayBev.


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         (c) Notices. All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally, sent by document, overnight delivery service or, to the extent receipt is confirmed, faxed to the appropriate address or number set forth below.

If to CBC:                                  With a Copy To:
Iehab Hawatmeh                              Paul H. Shaphren, Esq.
c/o CirTran Beverage Corp.                  Callister Nebeker & McCullough
4125 South 6000 West                        2180 South 1300 East, Suite 600
West Valley City, Utah 84128                Salt Lake City, Utah 84106
Fax: (801) 963-5180                         Fax:  (801) 746-8607

If to PlayBev:                              With a Copy To:
Jeff Pollack                                [Name]
Play Beverages, LLC                         Address
Address                                     Fax: (  )
Fax:  (  )

         or at such other address and to the attention of such other person as either party may designate by written notice to the other.

         (d) Governing Law, Dispute Resolution. This Agreement shall be governed by and construed by the laws of the State of Utah, disregarding the conflicts of laws provisions thereof. Any claim, dispute or controversy arising out of, or relating to any section of this Agreement or the making, performance, or interpretation of the rights and obligations explicitly set forth in this Agreement shall, upon the election by written notice of either party, be settled on an expedited basis by binding arbitration in Salt Lake City, Utah before a single arbitrator mutually agreeable to the parties, or if no agreement is reached, before a single arbitrator from the American Arbitration Association selected in accordance with its rules then in effect, which arbitration shall be conducted in accordance with such rules, and judgment on the arbitration award may be entered in any court having jurisdiction over the subject matter of controversy.

         (e) Attorneys' Fees. In the event of any litigation concerning any controversy, claim or dispute among the parties hereto, arising out of or relating to this Agreement or the breach hereof, or the interpretation hereof, the prevailing party shall be entitled to recover from the losing party reasonable expenses, attorneys' fees, and costs incurred therein or in the enforcement or collection of any judgment or award rendered therein.

         (f) Amendment and Waiver. Except as otherwise expressly provided herein, any provision of this Agreement may be amended only with the written consent of the parties. No term or provision of this Agreement shall be deemed waived unless such waiver shall be in writing and signed by the party making such waiver. Any waiver of a particular breach of this Agreement shall not constitute a waiver of any other breach, nor shall any waiver be deemed a continuing waiver unless it so states expressly.

         (g) Entire Agreement; Severability. This Agreement supersedes all proposals and term sheets, oral or written, all negotiations, conversations or discussions between or among parties relating to the subject matter hereof and all past dealing or industry custom. If any provision of this Agreement is held


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to be illegal or unenforceable, that provision shall be limited or eliminated to the minimum necessary so that this Agreement shall otherwise remain in full force and effect and enforceable.

         (h) Survival of Obligations. The obligations of confidentiality and exclusivity arising under this Agreement are intended to survive any termination of this Agreement.

         (i) Counterparts. This Agreement may be executed in one or more counterparts each of which shall be deemed to be an original, and all of which together shall constitute one and the same Agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

                                          CIRTRAN BEVERAGE CORP.,
                                          a Utah corporation



                                          By: /s/ Iehab Hawatmeh
                                             -----------------------------------
                                                 Iehab Hawatmeh
                                                 President

                                          PLAY BEVERAGES, LLC,
                                          a Delaware limited liability company


                                          By: /s/ Jeff Pollack
                                             -----------------------------------
                                                 Jeff Pollack
                                                 Member











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